EXHIBIT 23
            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


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                                  EXHIBIT 23.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Registration Statement on Form 10 of our report dated May 14, 2008 (which expresses an unqualified opinion and includes an explanatory paragraph relating to the Company's ability to continue as a going concern), relating to the financial statements of INTREorg Systems, Inc. (a Development Stage Enterprise).



May 29, 2008
                             /s/Larry O'Donnell, C.P.A., P.C.
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                             Larry O'Donnell, C.P.A., P.C.
                             Aurora, Colorado